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                                                  EXHIBIT 10(i)(2)


          The Company has Change in Control Agreements (with the indicated variations on pp. 7 and 8) in essentially the form attached with various of its officers, including the following executive officers:


                        Executive Officers
                        ------------------

     Name                            Title
     ----                            -----
Ronald J. Naples              Chairman and Executive Officer


John W. Carney                Vice President, Human Resources


William E. Chandler           Senior Vice President, Finance (Chief Financial
                              Officer) and Secretary


Roy M. Delizia                Vice President, Corporate Planning and
                              Development


Robert B. Fritsch             President and Chief Operating Officer


Spencer W. O'Meara            Vice President and General Manager


W. Ernest Precious            Vice President and General Manager


Robert K. Scribner            Vice President and General Manager


Eugene A. Stiefel             Vice President, Information Services
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